UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 30, 2003


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                    333-80805                 52-1779791
 ------------------------         ------------              --------------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)


           1133 21st Street, N.W.                           20036
             Washington, D.C.                    ------------------------
        --------------------------                       (Zip Code)
          (Address of principal
            executive offices)

       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $2,420,000 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 9/30/03 (the "Certificates") on September 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated April 30, 2002 and the Prospectus Supplement dated September 30, 2003, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.3.19.

     The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement) dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank National Association, as successor to U.S. Bank Trust National Association and First Trust National Association, N.A., as Trustee, dated as of September 30, 2003.


Item 7.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            4.3.19 Issue Supplement dated as of September 30, 2003 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                   CORPORATION



                                    By: /s/ Jerome G. Oslick
                                       ---------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President




Dated:      October 10, 2003

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

4.3.19                       Issue Supplement                          5

                                                                EXHIBIT 4.3.19

                                                                EXECUTION COPY


                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                               ISSUE SUPPLEMENT
                        Dated as of September 30, 2003

                               TO TRUST AGREEMENT
                               FOR GRANTOR TRUSTS
                           Dated as of June 1, 1996

                                      for

              GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                              Issue Date
      ------------------                              ----------
      Series 9/30/03                                  September 30, 2003


     THIS ISSUE SUPPLEMENT accompanies and supplements a certain Trust Agreement for Grantor Trusts, dated as of June 1, 1996 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor"), and U.S. Bank National Association, a national banking association, (the "Trustee"), as successor in interest to U.S. Bank Trust National Association and First Trust National Association. Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

     The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

     The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including all payments of principal and interest thereon received after September 30, 2003 (the "Cut-Off Date") other than payments of principal due and interest accruing on or before the Cut-off Date and (ii) all of the Depositor's rights, as assignee of Farmer Mac, under each Loan Sale Agreement providing for the sale of the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including, but not limited to, the right to enforce the representations and warranties therein against the related Seller.

     Section 1. Certain Defined Terms Inapplicable. The following terms defined in Section 1.01 of the Trust Agreement shall have no applicability to the Series of Certificates authorized hereby: "Certificate Interest Rate," "Class Notional Principal Balance," "Interest Accrual Period," "Interest Only Certificates," "Interest Only Class," "Notional Principal Balance," "Participation Certificate" and "Prepayment Premium."

     Section 2. Certain Defined Terms Redefined.  The following terms defined in
Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

     Certificate: A Guaranteed Agricultural Mortgage-Backed Security, which, in the case of all Classes of Certificates, shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of a Reserve Bank under a designation specifying the Series, Class and denomination thereof.

     Certificate   Distribution   Amount:   With   respect  to  each  Class  and
Distribution Date, the sum of:

          (a) the Net Interest Funds for the related Prepayment Period; and

          (b) the Principal Distribution Amount on such date for the Qualified Loan Pool bearing the same alphanumeric designation as such Class.

     Certificate Principal Balance: As to any Certificate, prior to the related initial Distribution Date, the Denomination thereof and, subsequent to such initial Distribution Date, the Denomination thereof multiplied by the then applicable Certificate Principal Factor.

     Certificate Principal Factor: As to any date of determination and as to any Class of Certificates, a fraction the numerator of which is (i) the aggregate of the Denominations of all Certificates of such Class minus (ii) the aggregate amount of all Principal Distribution Amounts or Principal Prepayments in Full, if any, distributed thereto prior to such date of determination, and the denominator of which is the aggregate of the Denominations of all Certificates of such Class.

     Certificateholder or Holder: As to any Certificate, the record owner on the appropriate Reserve Bank's books.

     Class  Certificate   Principal  Balance:  With  respect  to  any  Class  of
Certificates, at any time, the aggregate of the Certificate Principal Balances of all Certificates of such Class.

     Distribution Date: Annually on the 25th day of May of each year (or if such 25th day is not a Business Day, the Business Day immediately following), commencing on May 25, 2004.

     Due Period: With respect to any Qualified Loan Pool and Distribution Date, the period beginning immediately following the preceding Due Period (or the day immediately following the Cut-Off Date in the case of the initial Distribution
Date) and ending on and including the first day of the month of such Distribution Date.

     Final Distribution Date: May 25, 2018.

     Prepayment Period: As to each Qualified Loan Pool and Distribution Date, the preceding Due Period for such Qualified Loan Pool.

     Principal Distribution Amount: With respect to each Qualified Loan Pool and Distribution Date, the sum of

               (a) all Curtailments received with respect to the Qualified Loans in such Qualified Loan Pool during the preceding Prepayment Period for such Qualified Loan Pool;

          (b) the Scheduled Principal Balance of each Qualified Loan in such Qualified Loan Pool that was the subject of a Principal Prepayment in Full during the preceding Prepayment Period (except for the amount of any Principal Prepayments in Full that were previously distributed on a Special Distribution Date) or that became a Liquidated Qualified Loan (or that was repurchased from the Trust Fund as permitted or required pursuant to the Trust Agreement) during such preceding Prepayment Period for such Qualified Loan Pool;

          (c) the principal component of each Installment Payment (including any Balloon Payment) due in respect of each Qualified Loan included in such Qualified Loan Pool during the preceding Due Period for such Qualified Loan Pool; and

          (d) if such Distribution Date is the Final Distribution Date for the related Class of Certificates, any amount by which the Class Certificate Principal Balance therefor would be greater than zero after distribution of the amounts specified in (a) - (c) above.

     Qualified Loan Schedule: As of any date of determination, the schedule of Qualified Loans included in the Trust Fund, separately identifying each Qualified Loan Pool and the Administrative Fee for each Qualified Loan. The initial schedule is attached as Schedule I to this Issue Supplement.

     Special Distribution Date: As to any Class of Certificates, the 25th day (or if such 25th day is not a Business Day, the Business Day immediately following) of any month immediately following the calendar month in which a Principal Prepayment in Full is received with respect to a Qualified Loan related to such Class (other than any month in which a Distribution Date for the related Class occurs).

     Special Record Date: As to any Special Distribution Date, the last day of the month next preceding the month of such Special Distribution Date.

     Section 3. Defined Terms Applicable to Issue Supplement. Whenever used in this Issue Supplement, the following words and phrases shall have the following meanings:

     Administrative Fee: The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

     Central Servicer: MONY Life Insurance Company.

     Central Servicing Fee Rate: An amount as described in the supplement to the Servicing Contract between Farmer Mac and the Central Servicer.

     Closing Date: September 30, 2003.

     Cut-Off Date: September 30, 2003.

     Interest Funds: With respect to any Class and Distribution Date and the related Prepayment Period, an amount equal to the sum of:

          (a) the interest portion of Installment Payments received from Borrowers during such Prepayment Period;

          (b) the interest portion of recoveries received during such Prepayment Period; and

          (c) the interest portion of Advances, if any, relating to such Prepayment Period.

     Guarantee Fee: The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

     Liquidated Qualified Loan: Any defaulted Qualified Loan as to which Farmer Mac has determined that all amounts it expects to recover from or on account of such Qualified Loan have been recovered.

     Net Interest Funds: With respect to any Class and Distribution Date and the related Prepayment Period, an amount equal to Interest Funds for such Prepayment Period, less the sum of the (a) the fee payable with respect to each related Qualified Loan computed on the same accrual calculation method on the same principal balance on which the Qualified Loan interest rate accrues and on the basis of the Administrative Fee and (b) reimbursements for Advances made in prior Prepayment Periods with respect to Qualified Loans for which payments were received in such Prepayment Period.

     Net Mortgage Rate: As to each Qualified Loan, the Mortgage Rate thereon less the Administrative Fee.

     Qualified Loan Pool: The group of Qualified Loans identified in the Qualified Loan Schedule.

     Termination Percentage: One percent.

     Termination Price: The sum of 100% of the unpaid principal balance of each outstanding Qualified Loan and any REO Qualified Loan plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate (less any amounts constituting previously unreimbursed advances).

     Section 4. Classes of Certificates; Distributions on Certificates. The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall consist of one Class of Certificates having the terms and provisions hereinafter set forth. The Class designation, original Class Certificate Principal Balance and Final Distribution Date shall be as follows:

                               Original Class
                                Certificate               Final
    Class Designation        Principal Balance       Distribution Date
   -------------------      -------------------     -------------------
        SA1012                 $2,420,000              May 25, 2018

     On each Distribution Date for the Certificates, Farmer Mac shall distribute the related Certificate Distribution Amount to the Certificateholders as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balances of the Certificates. All distributions of the Certificate Distribution Amount shall be applied on a pro rata basis among the Certificates.

     Section 5. Special Distributions. Section 5.06 of the Trust Agreement is restated in its entirety as follows:

          "As to any Class of Certificates, if a Principal Prepayment in Full is received on a related Qualified Loan other than during the last calendar month of the related Prepayment Period, Farmer Mac shall be required to make a special distribution of such Principal Prepayment in Full with respect to such Class on the related Special Distribution Date. The amount of any Principal Prepayment in Full received during the last calendar month of a Prepayment Period shall be distributed as part of the Principal Distribution Amount on the related Distribution Date.

          On each Special Distribution Date for a Class of Certificates, Farmer Mac shall distribute the related Principal Prepayment in Full for such Class to the Certificateholders of such Class as of the related Special Record Date. All payments of principal pursuant to any special distribution shall be made in the same priority and manner as distributions of principal on any Distribution Date. Any such special distribution shall include accrued interest on the principal amount so distributed to the date that the Principal Prepayment in Full was received. Any amounts distributed pursuant to this section shall be applied in reduction of the Certificate Principal Balances of the Certificates."

     Section 6. Form and Denominations. The Certificates shall be issued in book-entry form as provided in Section 3.02(a) of the Trust Agreement; interests therein shall be held in minimum Denominations of $1,000 and integral multiples of $1 in excess thereof.

     Section 7. Authority Regarding Tax Status of Trust Fund. Section 8.01 of the Trust Agreement is amended by adding a new subsection (e) as follows:

          "(e) No provision of this Agreement shall be construed to grant Farmer Mac, FMMSC, the Trustee or any other person authority to act in any manner that would cause the Trust Fund not to be treated as a fixed investment trust for federal income tax purposes."

     Section 8. Termination of the Trust Fund. Section 9.01 of the Trust Agreement is restated in its entirety as follows:

          "The respective obligations and responsibilities of Farmer Mac and the Trustee created hereby shall terminate upon the distribution to all Holders of all amounts required to be distributed hereunder upon (i) the repurchase by Farmer Mac of all Qualified Loans and REO Property remaining in the Trust Fund at the Termination Price; (ii) the final payment of the last Qualified Loan and/or REO Property remaining in the Trust Fund; or (iii) distribution by Farmer Mac pursuant to the Farmer Mac Guarantee on the Final Distribution Date for the Class of Certificates having the latest
     Final Distribution Date of an amount sufficient to reduce the Class Certificate Principal Balance of such Class to zero; provided, however, that in no event shall any trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the Cut-Off Date.

          The right of Farmer Mac to repurchase all Qualified Loans and REO Property in the Trust Fund pursuant to clause (i) above shall be subject to the aggregate Scheduled Principal Balances of the Qualified Loans being less than the Termination Percentage of the Scheduled Principal Balances thereof as of the Cut-Off Date. Any such repurchase shall take place on a Distribution Date for any then outstanding Class (regardless of whether such Distribution Date constitutes a Distribution Date for all such Classes of Certificates), and the proceeds of any such repurchase shall be distributed to Holders of the applicable Classes of Certificates on such Distribution Date, pro rata, in the first instance in respect of accrued interest and then, as a distribution of principal.

          In connection with any such termination, Farmer Mac shall make available to financial publications and electronic services notice for the benefit of Holders of Certificates to the effect that the final distribution will be made on the Distribution Date therein specified to Certificateholders of record on the applicable Record Date."

     Section 9. Waivers and Supplemental Agreements. Section 10.02 of the Trust Agreement is amended by deleting the word "or" at the end of subsection (a); by substituting "; or" for the period at the end of subsection (b); and by adding a new subsection (c) immediately after subsection (b) as follows:

          "(c)  without  the  consent  of  all   Certificateholders   alter  the
     classification of the Trust Fund as a fixed investment trust for federal income tax purposes."

     Section 10. Intended Classification. A new Section 11.06 is added to the Trust Agreement as follows:
          "Section 11.06. Intended Classification. It is intended that the Trust Fund be classified for federal income tax purposes as an `investment trust' classified as a trust within the meaning of Treasury Regulation 301.7701-4(c) and, notwithstanding anything to the contrary herein, the provisions of this Agreement shall be applied and interpreted in a manner consistent with such intention, including, without limitation, so as to circumscribe any right to exercise discretion granted to Farmer Mac herein as to matters relating to the Qualified Loans."

                             * * * * * * * * * * *

     IN  WITNESS   WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.


                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION
[SEAL]

                                          By:   /s/ Nancy E. Corsiglia
                                             ---------------------------
Attest:     /s/ Stephen P. Mullery              Nancy E. Corsiglia
            ------------------------            Vice President - Finance






                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
[SEAL]

                                          By:   /s/ Nancy E. Corsiglia
                                             ---------------------------
Attest:     /s/ Stephen P. Mullery             Nancy E. Corsiglia
            ------------------------           Vice President






                                          U.S. BANK NATIONAL ASSOCIATION, as
                                           Trustee
[NO CORPORATE SEAL]

                                          By:   /s/ Eve D. Kaplan
                                             ---------------------------
                                                Eve D. Kaplan
Attest:     /s/ Shannon Rantz                   Vice President
        ----------------------